UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2013 (May 22, 2013)

INTERACTIVE INTELLIGENCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-54450 (Commission File Number)	45-1505676 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the 2006 Equity Incentive Plan

At the 2013 Annual Meeting of Shareholders of Interactive Intelligence Group, Inc. (the “Company”) held on May 22, 2013, the Company’s shareholders approved an amendment to the Interactive Intelligence Group, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). The amendment increased the total number of shares of the Company’s common stock available for issuance under the 2006 Plan by 2,000,000 from 3,350,000 shares to 5,350,000 shares.

The foregoing description of the amended 2006 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Interactive Intelligence Group, Inc. 2006 Equity Incentive Plan, as  amended May 22, 2013, which is filed as Exhibit 10.1 hereto, is incorporated herein by reference and constitutes a part of this report.

Item 5.07Submission of Matters to a Vote of Security Holders.

            The Company’s 2013 Annual Meeting of Shareholders was held on May 22, 2013 to:

•	elect two directors to hold office for a term of three years or until their successors are elected and have qualified;
•

approve, in an advisory (non-binding) vote, the compensation paid to the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the proxy statement for the Company's 2013 Annual Meeting of Shareholders;

•	approve an amendment to the 2006 Plan; and
•	consent to the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013.

            At the 2013  Annual Meeting of Shareholders, the Company’s shareholders elected Mark E. Hill and Michael C. Heim to serve as directors and to hold office until the 2016 Annual Meeting of Shareholders or until their successors are elected and have qualified, approved the advisory resolution regarding the compensation paid to the Company's named executive officers, approved the amendment to the 2006 Plan and consented to the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013, as follows:

	Votes	Votes	Broker
	FOR	WITHHELD	Non-Votes
Election of Directors:
Mark E. Hill	16,776,253	430,828	1,786,950
Michael C. Heim	16,635,044	572,037	1,786,950

	Votes	Votes	Votes	Broker
	FOR	AGAINST	ABSTAINED	Non-Votes
Vote on Proposals:
To approve, in an advisory (non-binding) vote, the compensation paid to the Company's named executive officers.	16,882,954	271,775	52,352	1,786,950
To approve the amendment to the 2006 Plan	12,909,025	4,252,236	45,820	1,786,950
To consent to the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013.	18,247,753	705,810	40,468	--

Item 9.01Financial Statements and Exhibits.

            (d)            Exhibits:

            The following item is filed as an exhibit to this Current Report on Form 8-K:

10.1             Interactive Intelligence Group, Inc. 2006 Equity Incentive Plan, As Amended May 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence Group, Inc. (Registrant)

Date: May 24, 2013	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Interactive Intelligence Group, Inc. 2006 Equity Incentive Plan, As Amended May 22, 2013